EXHIBIT 10.2

AMENDMENT NO. 1 TO THE CREDIT AGREEMENT

This Amendment No. 1 to the Credit Agreement, dated as of November 18, 2008 (this “Amendment”), is entered into by and among Finlay Fine Jewelry Corporation, a Delaware corporation (“Finlay”); Carlyle & Co. Jewelers LLC, a Delaware limited liability company (“Carlyle”), L. Congress, Inc., a Florida corporation (“Congress”) (Finlay, Carlyle and Congress are sometimes collectively referred to herein as the “Borrowers” and individually as a “Borrower”); the other Credit Parties signatory hereto, the Lenders signatory hereto and General Electric Capital Corporation, as a Lender and as Agent for Lenders (in such capacity, “Agent”).

RECITALS

A.    Borrowers, the Credit Parties, Agent and Lenders are parties to that certain Fourth Amended and Restated Credit Agreement, dated as of November 9, 2007 (as amended, restated, supplemented or otherwise modified and in effect, the “Credit Agreement”), pursuant to which Lenders have made and will hereafter make loans and advances and other extensions of credit to Borrowers.

B.        Borrowers, Agent and Lenders wish to amend the Credit Agreement on the terms and subject to the conditions set forth herein.

C.        This Amendment shall constitute a Loan Document and these Recitals shall be construed as part of this Amendment. Capitalized terms used herein without definition are so used as defined in the Credit Agreement and Annex A thereto.

NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.	Amendments to Credit Agreement.

1.1.      Annex A (Definitions) to the Credit Agreement is amended by inserting the following definitions in the appropriate alphabetical order:

(a)       “First Amendment” means Amendment No. 1 to the Credit Agreement, dated as of November 18, 2008.

(b)       “Intercreditor Agreement” means an intercreditor agreement among Agent, the holders of the Second Lien Notes (or an agent or trustee on their behalf) and the holders of the Third Lien Notes (or an agent or trustee on their behalf) consistent with the terms of the First Amendment, and otherwise on terms and conditions satisfactory to Agent.

(c)        “Second Lien Notes” means Finlay’s Second Lien Notes due 2012 and any notes that may be subsequently issued in exchange therefore that are substantially identical in all material respects (other than with respect to any transfer restrictions).

(d)        “Third Lien Notes” means Finlay’s Third Lien Notes due 2012 issued in exchange for all or a portion of the Senior Notes and any notes that may be subsequently issued in exchange therefore that are substantially identical in all material respects (other than with respect to any transfer restrictions).

1.2.      Annex A (Definitions) to the Credit Agreement is amended by inserting in clause (b) of the definition of “Commitment Termination Date” immediately after the words “the Senior Notes” in both places where such words appear in such clause, the words “, the Second Lien Notes and the Third Lien Notes”.

1.3.      Annex A (Definitions) to the Credit Agreement is amended by amending and restating the definition of “Index Rate” in its entirety as follows:

“Index Rate” means, for any day, a floating rate equal to the highest of (i) the rate publicly quoted from time to time by The Wall Street Journal as the “prime rate” (or, if The Wall Street Journal ceases quoting a prime rate, the highest per annum rate of interest published by the Federal Reserve Board in Federal Reserve statistical release H.15 (519) entitled “Selected Interest Rates” as the Bank prime loan rate or its equivalent), (ii) the Federal Funds Rate plus 50 basis points per annum, and (iii) the sum of (x) the LIBOR Rate, for a LIBOR Period of three (3) months as it appears on Reuters Screen LIBOR01 Page as of 11:00 a.m (London, England time) two (2) Business Days prior to such day, plus (y) with respect to Tranche A Revolving Credit Advances and Swing Line Loans, the excess of the Applicable Tranche A Revolver LIBOR Margin over the Applicable Tranche A Revolver Index Margin, and, with respect to Tranche B Revolving Credit Advances, the excess of the Applicable Tranche B Revolver LIBOR Margin over the Applicable Tranche B Revolver Index Margin, in each instance, as of such day. Each change in any interest rate provided for in the Agreement based upon the Index Rate shall take effect at the time of such change in the Index Rate.

1.4.      Annex A (Definitions) to the Credit Agreement is amended by inserting in the definition of “Loan Documents”, after the words “the Collateral Documents,” and before the words “the Master Standby Agreement”, the words “the Intercreditor Agreement,”.

1.5.      Annex A (Definitions) to the Credit Agreement is amended by amending and restating the definition of “Senior Notes” in its entirety as follows:

“Senior Notes” means Finlay’s 8.375% Senior Notes due 2012 and any notes that may be subsequently issued in exchange therefor (other than the Third Lien Notes) that are substantially identical in all material respects (other than with respect to any transfer restrictions).

1.6.      Annex B (Letters of Credit) to the Credit Agreement is amended by deleting from paragraph (c)(v) thereof the words “1.50% per annum” and replacing them with the words “2.25% per annum”.

1.7.      Annex F (Collateral Reports) to the Credit Agreement is amended by amending paragraph (c) thereof as follows:

(a)       The words “one (1) Inventory Appraisal” in the fourth line thereof are replaced with the words “two (2) Inventory Appraisals”.

(b)       The words “a second appraisal” in the fifth line thereof are replaced with the words “a third appraisal”.

1.8.      Annex F (Collateral Reports) to the Credit Agreement is amended by amending paragraph (d) thereof as follows:

(a)       The words “one (1) field examination” in the fourth and fifth lines thereof are replaced with the words “two (2) field examinations”.

(b)       The words “a second field examination” in the sixth line thereof are replaced with the words “a third field examination”.

1.9.      Section 1.5(a) of the Credit Agreement is amended by inserting, immediately prior to the sentence beginning with the words “Commencing with the calendar quarter beginning January 1, 2009,”, the following sentence:

As of the date of the First Amendment, the Applicable Margins are as follows:

Applicable Tranche A Revolver Index Margin	1.00%
Applicable Tranche A Revolver LIBOR Margin	2.75%
Applicable Tranche B Revolver Index Margin	3.50%
Applicable Tranche B Revolver LIBOR Margin	5.25%

1.10.    Section 1.5(a) of the Credit Agreement is further amended by deleting the grids used to determine the Applicable Tranche A Revolver Index Margin and the Applicable Tranche A Revolver LIBOR Margin set forth therein and replacing them with the grids set forth below:

If Average Adjusted Excess Availability is:	Level of Applicable Margins:
< $75,000,000	Level I
> $75,000,000	Level II

	Applicable Margins
	Level I	Level II
Applicable Tranche A Revolver Index Margin	1.25%	1.00%
Applicable Tranche A Revolver LIBOR Margin	3.00%	2.75%

1.11.    Section 1.9(b) of the Credit Agreement is amended by replacing the words “one quarter of one percent (0.25%) per annum” with the words “one half of one percent (0.50%) per annum”.

1.12.    Section 1.9(c) of the Credit Agreement is amended by replacing the words “four and one half percent (4.50%) per annum” with the words “five and one quarter percent (5.25%) per annum”.

1.13.    Section 6.2 of the Credit Agreement is amended by (x) deleting the word “and” at the end of clause (s) thereof, (y) deleting the period at the end of clause (t) thereof and replacing it with a semicolon and inserting the word “and” immediately thereafter, and (z) inserting the following new clause at the end of such section:

“(u)     guaranties of the Second Lien Notes and Third Lien Notes, which guaranties shall be substantially identical to the existing guaranties of the Senior Notes and shall be subject to the terms of the Intercreditor Agreement.”

1.14.    Section 6.3(a)(ix) of the Credit Agreement is amended and restated in its entirety as follows:

“(ix)    Indebtedness of Finlay evidenced by the Senior Notes in an aggregate principal amount not to exceed $200,000,000 minus the original principal amount of any Third Lien Notes issued in exchange therefor,”.

1.15.    Section 6.3(a) of the Credit Agreement is further amended by (x) deleting the period at the end of clause (xix) thereof and replacing it with a comma, and (y) inserting the following new clauses at the end of such section:

“(xx)   Indebtedness under the Second Lien Notes (and refinancings thereof permitted by the Intercreditor Agreement, including reasonable fees incurred in connection therewith) in an aggregate principal amount not to exceed $28,700,000 plus any increases in the principal amount thereof as a result of interest paid in kind (i.e., PIK interest); provided, that, (A) no interest on the Second Lien Notes shall be paid in cash prior to January 1, 2011, and (B) the terms and conditions of the Second Lien Notes, and all documentation executed in connection therewith, shall be (i) consistent with the proposed terms attached to the First Amendment as Exhibit A and (ii) satisfactory to Agent, and

(xxi)    Indebtedness under the Third Lien Notes (and refinancings thereof permitted by the Intercreditor Agreement, including reasonable fees incurred in connection therewith) in an aggregate principal amount not to exceed $200,000,000 minus the principal amount of any Senior Notes that are not exchanged for Third Lien Notes, plus any increases in the principal amount thereof as a result of interest paid in kind (i.e., PIK interest); provided, that, (A) no interest on the Third Lien Notes shall be paid in cash prior to January 1, 2011, and (B) the terms and conditions of the Third Lien Notes, and all documentation executed in connection therewith, shall be (i) consistent with the proposed terms attached to the First Amendment as Exhibit A and (ii) satisfactory to Agent.”

1.16.    Section 6.3(b) of the Credit Agreement is amended and restated in its entirety as follows:

“(b)     No Credit Party shall, directly or indirectly, voluntarily purchase, redeem, defease or prepay any principal of, premium, if any, interest or other amount payable in respect of any Indebtedness prior to its scheduled maturity, other than (i) the Obligations; (ii) Indebtedness secured by a Permitted Encumbrance if the asset securing such Indebtedness has been sold or otherwise disposed of in accordance with Sections 6.8(b) or (c); (iii) Indebtedness permitted by Section 6.3(a)(iv) upon any refinancing thereof in accordance with Section 6.3(a)(iv); (iv) any of Borrowers may, from time to time, repay and/or prepay any intercompany Indebtedness outstanding and permitted under Section 6.3(a)(viii), including payments of principal and/or interest, as they may elect in their discretion; (v) as otherwise permitted in Section 6.13 and (vi) payments of interest paid in kind and, beginning January 1, 2011, interest paid in cash on the Second Lien Notes and Third Lien Notes, which Second Lien Notes and Third Lien Notes shall at all times be subject to the terms of the Intercreditor Agreement.”

1.17.    Section 6.7 of the Credit Agreement is amended by (x) deleting the word “and” at the end of clause (k) thereof, (y) deleting the period at the end of clause (l) thereof and replacing it with a comma, and (z) inserting the following new clauses at the end of such section:

“(m)    second priority Liens securing the obligations under the Second Lien Notes; provided, that, such Liens shall at all times be subordinated to Agent’s Liens securing the Obligations as and to the extent provided in the Intercreditor Agreement;

(n)       third priority Liens securing the obligations under the Third Lien Notes; provided, that, such Liens shall at all times be subordinated to Agent’s Liens securing the Obligations as and to the extent provided in the Intercreditor Agreement; and

(o)       other Liens securing Indebtedness of, or amounts payable by, the Credit Parties, in each instance on terms and conditions reasonably acceptable to Agent and in any event, not exceeding $25,000,000 in the aggregate at any time outstanding, provided, that, such Liens shall be pari passu with or junior to the Liens securing the Third Lien Notes and subordinated to Agent’s Liens securing the Obligations on terms at least as favorable to Agent and Lenders as provided in the Intercreditor Agreement and otherwise on terms acceptable to Agent.”

1.18.    Section 6.16 of the Credit Agreement is amended by inserting the following as a new clause (d) at the end thereof:

“(d)     No Credit Party shall directly or indirectly, amend, modify, supplement, waive compliance with, seek a waiver under, or assent to noncompliance with, any term, provision or condition of the Second Lien Notes, the Third Lien Notes or any documentation entered into in connection therewith, except as and to the extent expressly provided in the Intercreditor Agreement.”

1.19.    Section 6.20 of the Credit Agreement is amended by inserting the following new clause at the beginning of such section: “Except with respect to restrictions contained in the Second Lien Notes or the Third Lien Notes or any of the documents related to the Second Lien Notes or Third Lien Notes,”.

2.            Terms of Second Lien Notes, Third Lien Notes and Intercreditor Agreement. Exhibit A hereto sets forth certain terms of the Second Lien Notes and Third Lien Notes and Exhibit B hereto sets forth certain subordination and intercreditor terms with respect to the Second Lien Notes. The Third Lien Notes shall be subordinated to the Second Lien Notes to the same extent as the Second Lien Notes are subordinated to the Obligations. Agent is hereby authorized to enter into an Intercreditor Agreement containing the terms and conditions set forth on Exhibit B hereto and otherwise in form and substance acceptable to Agent.

3.            Conditions to Effectiveness. The effectiveness of this Amendment is expressly conditioned upon the satisfaction of each of the following conditions precedent in a manner acceptable to Agent:

3.1.      Agent’s receipt of counterparts of this Amendment, duly executed by Borrowers, Credit Parties, Agent and Requisite Lenders.

3.2.      Borrowers shall have paid to Agent a nonrefundable amendment fee equal to 12.5 basis points (0.125%) of the Commitments of those Lenders who consent to this Amendment, evidenced by their timely delivery to Agent of an executed counterpart signature page hereto.

3.3.      Agent shall have received: (i) copies of the resolutions of the board of directors (or other governing body) of each of the Borrowers and other Credit Parties approving the execution, delivery and performance of this Amendment and each of the documents, instruments and agreements in connection with the Second Lien Notes and Third Lien Notes and (ii) a legal opinion of Weil, Gotshal & Manges LLP covering such matters as Agent may reasonably request with respect to the Second Lien Notes and Third Lien Notes, each to be in form and substance satisfactory to Agent.

3.4.      As of the date hereof, each representation and warranty by any Credit Party contained in the Credit Agreement or in any other Loan Document is true and correct in all material respects, except to the extent that such representation or warranty expressly relates to an earlier date and except for changes therein expressly permitted or expressly contemplated by the Credit Agreement.

3.5.      As of the date hereof, no Default or Event of Default has occurred and is continuing or would result after giving effect to issuance of the Second Lien Notes or Third Lien Notes.

3.6.      Agent shall have received such other documents, instruments or certificates as it shall have reasonably requested with respect to the transactions described herein.

4.	Reference to and Effect Upon the Credit Agreement and other Loan Documents.

4.1.      Except as expressly modified hereby, the Credit Agreement, the Notes and each other Loan Document shall remain in full force and effect and each is hereby ratified and confirmed by each of Borrowers and the other Credit Parties. Without limiting the foregoing, the Liens granted pursuant to the Collateral Documents shall continue in full force and effect and the guaranty of the Credit Parties shall continue in full force and effect.

4.2.      On or after the date hereof, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or any other word or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference in any other Loan Document to the Credit Agreement or any word or words of similar import shall be and mean a reference to the Credit Agreement as amended hereby.

5.            Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument. A counterpart signature page delivered by fax transmission shall be as effective as delivery of an originally executed counterpart.

6.            Costs and Expenses. As provided in Section 11.3 of the Credit Agreement, Borrower shall pay the fees, costs and expenses incurred by Agent in connection with the preparation, execution and delivery of this Amendment (including, without limitation, reasonable attorneys’ fees).

7.            GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) OF THE STATE OF NEW YORK.

8.            Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above.

BORROWERS:

FINLAY FINE JEWELRY CORPORATION

By:	/s/ Bruce E. Zurlnick
Name:	Bruce E. Zurlnick
Title:	Senior Vice President, Treasurer and Chief Financial Officer

CARLYLE & CO. JEWELERS LLC

By:	/s/ Bruce E. Zurlnick
Name:	Bruce E. Zurlnick
Title:	Senior Vice President, Treasurer and Chief Financial Officer

L. CONGRESS, INC.

By:	/s/ Bruce E. Zurlnick
Name:	Bruce E. Zurlnick
Title:	Senior Vice President, Treasurer and Chief Financial Officer

AMENDMENT NO. 1 TO CREDIT AGREEMENT

The following Persons are signatories to this Amendment in their capacity as Credit Parties and not as Borrowers.

FINLAY ENTERPRISES, INC.

By:	/s/ Bruce E. Zurlnick
Name:	Bruce E. Zurlnick
Title:	Senior Vice President, Treasurer and Chief Financial Officer

FINLAY JEWELRY, INC.

By:	/s/ Bruce E. Zurlnick
Name:	Bruce E. Zurlnick
Title:	Senior Vice President, Treasurer and Chief Financial Officer

FINLAY MERCHANDISING & BUYING LLC

By:	/s/ Bruce E. Zurlnick
Name:	Bruce E. Zurlnick
Title:	Senior Vice President, Treasurer and Chief Financial Officer

EFINLAY, INC.

By:	/s/ Bruce E. Zurlnick
Name:	Bruce E. Zurlnick
Title:	Senior Vice President, Treasurer and Chief Financial Officer

PARK PROMENADE LLC

By:	/s/ Bruce E. Zurlnick
Name:	Bruce E. Zurlnick
Title:	Senior Vice President, Treasurer and Chief Financial Officer

AMENDMENT NO. 1 TO CREDIT AGREEMENT

GENERAL ELECTRIC CAPITAL CORPORATION,

as Agent and Lender

By:
Name:
Title:	Duly Authorized Signatory

AMENDMENT NO. 1 TO CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A.

By:
Name:
Title:

AMENDMENT NO. 1 TO CREDIT AGREEMENT

WACHOVIA BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

AMENDMENT NO. 1 TO CREDIT AGREEMENT

WELLS FARGO RETAIL FINANCE, LLC

By:
Name:
Title:

AMENDMENT NO. 1 TO CREDIT AGREEMENT

BURDALE FINANCIAL LIMITED

By:
Name:
Title:

AMENDMENT NO. 1 TO CREDIT AGREEMENT

CAPITAL ONE LEVERAGE FINANCE CORP.

(f/k/a NORTH FORK BUSINESS CAPITAL CORPORATION)

By:
Name:
Title:

AMENDMENT NO. 1 TO CREDIT AGREEMENT

ISRAEL DISCOUNT BANK OF NEW YORK

By:
Name:
Title:

AMENDMENT NO. 1 TO CREDIT AGREEMENT

PNC BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

AMENDMENT NO. 1 TO CREDIT AGREEMENT

CRYSTAL CAPITAL ONSHORE WAREHOUSE LLC

As duly authorized:

Crystal Capital Fund Management, L.P. as designated manager

by: Crystal Capital Fund Management GP, LLC

its: General Partner

By:
Name:
Title:

AMENDMENT NO. 1 TO CREDIT AGREEMENT

CRYSTAL CAPITAL OFFSHORE WAREHOUSE LTD.

As duly authorized:

Crystal Capital Fund Management, L.P. as designated manager

by: Crystal Capital Fund Management GP, LLC

its: General Partner

By:
Name:
Title:

AMENDMENT NO. 1 TO CREDIT AGREEMENT

EXHIBIT A TO FIRST AMENDMENT

Terms of Second Lien Notes

Interest: 12.125% per annum, payable in kind semiannually through December 2010; thereafter 11.375% per annum payable in cash semiannually (PIK spread of 75 basis points).

Maturity: June 2012

Terms of Third Lien Notes

Issued in exchange for existing Senior Notes

Interest: 8.945% per annum, payable in kind semiannually through December 2010; thereafter 8.375% payable in cash semiannually (PIK spread of 57 basis points).

Maturity: June 2012